Exhibit 32.1

CERTIFICATION PURSUANT TO RULE 13A-14(B) OR RULE 15D-14(B) OF
THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND 18 U.S.C.
SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q/A for the period ended March 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael Stone, President and Chief Executive Officer of Stone Consulting Services, Inc. (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 22, 2008	STONE CONSULTING SERVICES, INC.

	By:	/s/ Michael Stone
Michael Stone
President and
Chief Executive Officer
(Principal Executive Officer and Principal Financial Officer)

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Stone Consulting Services, Inc. and will be retained by Stone Consulting Services, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.